EXHIBIT 10.1

ADDENDUM to the SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP. AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Convert Licensed Programs to CampusNexusTM Suite

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the “License Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of March 2, 2004, as amended. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The License Agreement shall be amended, as follows:

1.
Customer is hereby converting the Licensed Programs previously licensed by Customer (“Legacy Licensed Program”) to the new Licensed Program, CampusNexus Suite, pursuant to the license scope set forth in the attached Exhibit A-1. Accordingly, Customer shall pay the License Fees pursuant to the attached Exhibit A-2.

2.	From and after the effective date hereof, the definition of “Licensed Program” shall be expanded to include the CampusNexus Suite as set forth in Exhibit A-1.

3.	Any subsequent License Fee due or payable shall be for the Licensed Program. No further License Fees will be due for the Legacy Licensed Program.

4.	The pricing and terms in this Addendum are valid through March 31, 2014.

This Addendum is deemed effective upon acceptance at CMC’s principal offices. Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/ Daniel Devine	By:	/s/ Anders Nessen

Print:	Daniel Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	4/1/14	Date:	4/1/14

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Exhibit A-1

LICENSE SCOPE; LICENSED PROGRAMS AND FEATURES

I.    Pursuant to the terms and conditions of the License Agreement, Customer may use the following Licensed Program(s) for the scope set forth below.

A. Licensed Programs

CampusNexus™ Student Powered by CampusVue®

1.	Admissions/Recruiting

2.	Academic Records

3.	Student Accounts

4.	Financial Aid

5.	Student Services

6.	Contact Manager

7.	Career Services

8.	Loan Management

9.	Housing

10.	Financial Aid Automation Foundations

11.	Real-Time Integration with CampusNexus CRM

12.	Financial Aid Automation

Web Services

1.	Contact Manager

2.	Document Management

3.	Authentication & Security

4.	Admissions

5.	Curriculum Management

6.	Enrollment and Life Cycle Management

7.	Student Services & Advising

8.	Financial Management

9.	Housing

10.	Utilities

CampusNexus™ Portal Powered by CampusVue®

1.	Employer Portal with SharePoint®

2.	Staff Portal with SharePoint

3.	Applicant Portal with SharePoint

4.	Student Portal with SharePoint

CampusNexus™ CRM Powered by Talisma®

1.	Higher Education Object Pack

2.	Campaigns with Print Letters

3.	Territory Assignment

4.	Data Management Utility

5.	Constituent Interaction Hub

6.	Event Management

7.	Reactive Chat

8.	CRM Portal

9.	Application Management

10.	SMS Gateway integration

11.	Real-Time Integration with CampusNexus Student

12.	Web Client

13.	Mobile Client

Web Services

1.	Contact

2.	Account

3.	Interaction

4.	COF

5.	Report

6.	Portal

7.	Higher Education Foundation

8.	Utilities

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B. Campusnexus Architecture

Data Warehouse

1.	Automated Job for Extracting Transactional Data from CampusNexus Student into warehouse

2.	Automated Job for Extracting Transactional Data from CampusNexus CRM into warehouse

3.	Microsoft® SQL 2012 Database for warehouse reporting

Event Broker

1.	API for subscribing to events

2.	Exposed Events from CampusNexus CRM

3.	Exposed Events from Forms Builder*

4.	Exposed Events from CampusNexus Student

Workflow Composer

1.	A visual interface for orchestrating business processes

2.	Activities for CampusNexus CRM

3.	Activities for Forms Builder*

4.	Activities for CampusNexus Student

Forms Builder

1.	Request for Information Form Creator

2.	Application Creator

3.	Adaptors for CampusNexus Student and CampusNexus CRM

4.	eSignature capability with DocuSign®

*To be included in future Releases.

Notice: With respect to the Business Objects Runtime Product (Crystal Reports) embedded in CampusVue®, Customer agrees not to (i) use the Runtime Product to create for distribution a product that is generally competitive, or (ii) use the Runtime Product to create for distribution a product that converts the report file format (.RPT) to an alternative.

C. RECORD COUNT
Maximum Record Count licensed for CampusNexus Student, CampusNexus Portal, and Web Services: [***] ASRs
For purposes of this Agreement, the Customer’s Record Count shall be calculated in accordance with the following:

“Active Student Records” or “ASRs” defined as the number of students enrolled in at least one course at any Campus using the Licensed Program, as well as any students on leave of absence. For purposes herein, such term shall not include students who have graduated or students who have dropped out (i.e., terminated studies and not on leave of absence).

D. Users
Maximum Users for CampusNexus CRM:     [***] Concurrent Users

E. CAMPUSES
Maximum Number of Campuses for CampusNexus Student:     9
Campus names and addresses:

Institution	Address
Bridgepoint Education, Inc.	13500 Evening Creek Drive, Suite 600 San Diego, CA 92128
Ashford University (AU-TR)	400 North Bluff Road Clinton, IA 52732
Ashford University Online (AUO) (AU-AC)	400 North Bluff Road Clinton, IA 52732
University of the Rockies - Online	13500 Evening Creek Drive, Suite 600 San Diego, CA 92128

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Institution	Address
Ashford University - Evening Accelerated (AU-EA)	400 North Bluff Road Clinton, IA 52732
Ashford Audit	13500 Evening Creek Drive, Suite 600 San Diego, CA 92128
Instructor Campus	13500 Evening Creek Drive, Suite 600 San Diego, CA 92128
University of the Rockies (TR)	555 East Pikes Peak Ave. Colorado Springs, CO 80903
University of the Rockies - Denver Campus	1201 16th Street, Suite 350 Denver, CO 80202

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Exhibit A-2

LICENSE FEES AND PAYMENT TERMS

Fees. The License Fees for the License Scope set forth in Exhibit A-1 shall be:

Licensed Program	License Fees
CampusNexusTM Suite	$[***]
Additional Campus Locations (8)
TOTAL LICENSE FEES	$[***]

Payment. Customer agrees to pay the non-refundable License Fee in two (2) installments. The first installment of $[***] shall be due and payable on or before May 16, 2014, and the second installment of $[***] shall be due and payable on or before January 30, 2015.

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